Offerings - Offering: 1	Nov. 10, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(a)	true
Security Type	Equity
Security Class Title	Ordinary Shares, $0.0001 par value
Amount Registered | shares	1,250,000
Proposed Maximum Offering Price per Unit	4.00
Maximum Aggregate Offering Price	$ 5,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 690.50